UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): July 2, 2004

                                BSB BANCORP, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                      0-17177                  16-1327860
      --------                      --------                 ----------
 (State or other jurisdiction      (Commission              (IRS Employer
  of incorporation)                File Number)             Identification No.)


                   58-68 Exchange Street, Binghamton, NY 13901
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:         (607) 779-2406


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------


      (a) Not Applicable.

      (b) Not Applicable.

      (c) The following Exhibit is included with this Report:


      Exhibit No.    Description
      -----------    -----------
      99.1           Notice sent to directors and executive officers of BSB
                           Bancorp, Inc.




ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
         --------------------------------------------------------------------
         PLANS.
         ------


      This Form 8-K is being filed to comply with the SEC requirement that notice of a covered blackout period, and any subsequent changes in the dates of that blackout period, under the BSB Bank & Trust Company 401(k) Savings Plan be given to our directors and executive officers and also be furnished to the SEC under cover of Form 8-K. The notice sent to those persons on July 2, 2004, advising them that the blackout period was being extended, and is now expected to end on July 23, 2004, is being filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      BSB BANCORP, INC.


Date: July 8, 2004            By:   /s/  Larry G. Denniston
                                   ---------------------------------------------
                                   Larry G. Denniston
                                   Senior Vice President and Corporate Secretary

                                  EXHIBIT INDEX


Exhibit 99.1         Notice sent to directors and executive officers of BSB
                     Bancorp, Inc.